SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement           [ ] Confidential, For Use of the
[X]      Definitive Proxy Statement                Commission Only (as permitted
[ ]      Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                            EASTERN MANAGEMENT CORP.
   ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 Board of Directors -- Eastern Management Corp.
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:
       ______________________________________________________________________

2)     Aggregate number of securities to which transaction applies:
       ______________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       ______________________________________________________________________

4)     Proposed maximum aggregate value of transaction:
       ______________________________________________________________________

5)     Total fee paid:
       ______________________________________________________________________

[  ]   Fee paid previously with preliminary materials:

[  ]   Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)       Amount previously paid:
       ______________________________________________________________________

       2)       Form, Schedule or Registration Statement No.:
       ______________________________________________________________________

       3)       Filing Party:
       ______________________________________________________________________

       4)       Date Filed:
       ______________________________________________________________________

                           NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS OF EASTERN MANAGEMENT CORP.


To the Shareholders of EASTERN MANAGEMENT CORP.:

The Annual Meeting of Shareholders will be held at the offices of Eastern Management Corp., located at Suite 1000, 409 Granville Street, Vancouver, British Columbia, V6C 1T2, on August 1, 2001, at 9:00 a.m. for the purposes of:

         1. Electing a new Board of Directors. The nominee for election to the office of director is:

                    Jason John

         2. Appointing auditors for the 2001/2002 fiscal year. The nominee for appointment is Davidson & Company.

         3. Ratifying all prior actions taken by the officers and directors of the Corporation.

         4. Transacting such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 29, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. If you do not expect to be present, please sign and date the accompanying proxy and mail it at once in the enclosed envelope.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Jason John
                                           -------------------------------------
                                           Jason John, Chairman of the Board

Dated:  June 29, 2001


                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            EASTERN MANAGEMENT CORP.

                        Suite 1000, 409 Granville Street,
                   Vancouver, British Columbia, Canada V6C 1T2

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                     to be held on Wednesday, August 1, 2001

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Eastern Management Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, August 1, 2001, beginning at 9:00 a.m. at Suite 1000, 409 Granville Street, Vancouver, British Columbia, V6C 1T2, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

VOTING AND REVOCABILITY OF PROXIES

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Davidson & Company as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting.

Shareholders of record as of the close of business on June 29, 2001 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on June 29, 2001, there were 500,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at one, and there is currently one member of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

One director is to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mr. Jason John. Mr. John was recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Mr. John is currently a member of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Jason John, President and Secretary of the Company, was appointed to his positions with the Company on September 17, 1999. Prior to joining the Company, Mr. John was employed by the Shaftsbury Brewing Company where he was involved in product promotion and marketing. Prior to working with the Shaftsbury Brewing Company Mr. John was employed at Gray Beverage as an account manager and merchandiser. While employed by Gray Beverage Mr. John was responsible for implementing many new operational systems which resulted in an increase in the company's efficiency in many areas. Currently, Mr. John is employed at Ensign Drilling. Ensign Drilling is a leading company in oil and gas exploration in Canada.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

                       SECURITIES OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of June 29, 2001. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.


                                                               NUMBER OF SHARES        PERCENT
NAME (1)       DIRECTOR SINCE      ADDRESS                     BENEFICIALLY OWNED      OF CLASS
--------       --------------      -------                     ------------------      --------

Jason John        1999             Suite 1500                        Nil                 0%
                                   885 West Georgia Street
                                   Vancouver, B.C.
                                   V6C 3E8

All Executive Officers and Directors                                 Nil                 0%


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

                                PROPOSAL NUMBER 2

                        APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has selected Davidson & Company ("Davidson & Company") as the independent auditors for the Company for the fiscal year ending March 31, 2002.

It is not anticipated that representatives of Davidson & Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" approval of Davidson & Company as the Company's independent auditors for the fiscal year ending March 31, 2002.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2002 ANNUAL MEETING OF SHAREHOLDERS

The 2002 Annual Meeting of Shareholders has been scheduled to take place on August 1, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than June 1, 2002.

                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

                                         By Order of the Board of Directors,

                                         /s/ Jason John
                                         --------------------------------------
                                         Jason John, President and Secretary
June 29, 2001

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Jason John, President and Secretary, Eastern Management Corp., Suite 1000, 409 Granville Street, Vancouver, British Columbia, V6C 1T2.

                                      PROXY

                            EASTERN MANAGEMENT CORP.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Jason John with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

         Type of meeting:  Annual

         Date of meeting:  August 1, 2001

         Place of meeting: Suite 1000, 409 Granville Street
                           Vancouver, B.C.  V6C 1T2

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxyholder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 1, 2001.

Dated:  ____________________, 2001


________________________________________________________
Signature

________________________________________________________
Print name of Shareholder

Number and class of shares held: _______________________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY TO THE COMPANY'S COUNSEL AT SUITE 1000, 409 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 1T2.

                                     BALLOT

                            EASTERN MANAGEMENT CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                                 August 1, 2001

A.       Name of Shareholder(s):  (Please print name(s) exactly as they appear on your certificate)

                ________________________________________________________________________
                                          Printed name(s)

B.       If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):


         _______________________________________________________________________________

C.       Number of shares being voted:      _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                 WRITTEN BALLOT

Election of directors for the coming year: (Vote only for 1)

Nominee                                  For                        Withhold
-------                                  ---                        --------

Jason John                          _______________            _________________

Ratification of the appointment of Davidson & Company as independent public accountants.

For               Against               Abstain
---               -------               -------

--------          --------              --------

                                            ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

                                         --------------------------------------
                                         Signature

                                         --------------------------------------
                                         Print Name(s) exactly as on certificate

For Shares Being voted by Proxy (attach proxy):

                                         --------------------------------------
                                         Printed Name of Proxy Holder

                                         ---------------------------------------
                                         Printed Name(s) of Holder(s) of record

                                         By:
                                               -------------------------------
                                               Signature of proxy holder